Warrants (Tables)	12 Months Ended
Dec. 31, 2023
Warrants [Abstract]
Schedule of Black–Scholes Option Price Model	The fair value of the 489,812 warrants issued in March 2021, classified as a liability, as of February 4, 2022, was calculated using the Black–Scholes option price model based on the following assumptions:
Expected volatility (%)	55.82
Risk-free interest rate (%)	1.69
Expected life (years)	4.19
Value per share	3.12
Exercise price (U.S. dollars per share)	6.1248